SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 5, 2005

MOVING BYTES INC.

(Exact Name of Registrant as Specified in Its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

000-30058

(Commission File Number)

52-2267986

(IRS Employer Identification No.)

4340 Redwood Hwy., Suite F222, San Rafael, California

(Address of Principal Executive Offices)

94903

(Zip Code)

(415) 446-5546

(Registrant’s Telephone Number, Including Area Code)

____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers.

On May 5, 2005, Moving Bytes, Inc.’s ("Moving Bytes") board of directors appointed Dr. Huakang ‘David’ Zhou as Moving Bytes’ president, chief executive officer and chief financial officer. Dr. Zhou is chairman of the board of Warner Technology and Investment Corp. (”Warner”) a company which provides international consulting services. Warner is licensed with the Chinese government as an official host for Chinese government officials and business executives in the US. Since 1999, Warner has been one of a few consulting firms that has assisted Chinese private companies to go public in the U. S. In 1989 Dr. Zhou received a Ph.D. degree in Operations Research from Polytechnic University of New York, Brooklyn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving Bytes Inc.___________ (Registrant)

Date: May 9, 2005	By: /s/ Huakang Zhou Name: Huakang Zhou Title: Chief Executive Officer